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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2004


                          DANIELSON HOLDING CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                        1-6732                95-6021257
          -----------                    ----------            ---------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606

                          -----------------------------

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 466-4030
                                ----------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

      On July 23, 2004, Danielson Holding Corporation (the "Company") issued a press release (the "Press Release") announcing that Peter C.B. Bynoe was appointed on July 19, 2004 as an independent member of the Board of Directors of the Company, filling a newly created vacancy on the Board of Directors.

      The Press Release also announced that the Company's 2004 Annual Meeting of Stockholders shall be held on October 5, 2004 in Chicago, Illinois, and that the Board of Directors set September 1, 2004 as the record date for holders of the Company's common stock authorized to vote at such meeting. The Company will not be amending the remaining periods previously disclosed in the Company's last proxy statement for submission of any stockholder proposal sought to be included in the Company's proxy materials for its 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. Proposals must relate to matters appropriate for stockholder action and be consistent with rules and regulations of the Securities and Exchange Commission relating to stockholders' proposals in order to be considered for inclusion in the Company's proxy materials for that meeting.

      A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements - Not Applicable.

(b)   Pro Forma Financial Information - Not Applicable.

(c)   Exhibits

      Exhibit No.       Exhibit
      -----------       -------

      99.1 Press Release issued by Danielson Holding Corporation dated July 23, 2004, announcing that Peter C.B. Bynoe has been appointed as an independent member of the Board of Directors of Danielson Holding Corporation, and announcing the date of Danielson Holding Corporation's 2004 Annual Meeting of Stockholders.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 23, 2004

DANIELSON HOLDING CORPORATION
(Registrant)



By:      /s/ Philip G. Tinkler
         -------------------------------------
Name:    Philip G. Tinkler,
Title:   Chief Financial Officer



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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
99.1              Press Release issued by Danielson Holding Corporation
                  dated July 23, 2004, announcing that Peter C.B. Bynoe
                  has been appointed as an independent member of the
                  Board of Directors of Danielson Holding Corporation,
                  and announcing the date of Danielson Holding
                  Corporation's 2004 Annual Meeting of Stockholders.